UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 24, 2007
Northrop Grumman Corporation
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-16411 (Commission File Number)	95-4840775 (IRS Employer Identification No.)
1840 Century Park East, Los Angeles, CA 90067
(Address of principal executive offices)(Zip Code)
(310) 553-6262
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On October 24, 2007, Northrop Grumman Corporation issued a press release announcing its financial results for the quarter ended September 30, 2007, under the heading “Northrop Grumman Third Quarter 2007 Net Income Increases 62 Percent; 2007 Guidance Raised”. The press release is furnished as Exhibit 99.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits

Furnished
Exhibit 99 — Press Release dated October 24, 2007

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)
October 24, 2007	By:	/s/ Stephen D. Yslas
(Date)		(Signature)
Stephen D. Yslas
Corporate Vice President, Secretary, and Deputy General Counsel

Exhibit Index

Exhibit No.
Exhibit 99	Furnished — Press Release dated October 24, 2007